UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 19, 2016

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota

(State or other jurisdiction of incorporation)

001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street
Rapid City, South Dakota	57709-1400
(Address of principal executive offices)	(Zip Code)

605.721-1700

(Registrants telephone number, indicating area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐            Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                                           Entry into a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01                                        Other Events.

Completion of Debt Offering

On August 19, 2016, Black Hills Corporation (the “Company”) issued (i) an aggregate principal amount of $400,000,000 million of its 3.150% Notes due 2027 (the “2027 Notes”) and (ii) an aggregate principal amount of $300,000,000 million of its 4.200% Notes due 2046 (the “2046 Notes” and together with the 2027 Notes, the “Notes”). The Notes were issued and sold pursuant to the previously disclosed Underwriting Agreement entered into on August 10, 2016 by the Company and the several underwriters named in Schedule A thereto (the “Underwriting Agreement”).

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-197895) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated August 6, 2014 and Prospectus Supplement dated August 10, 2016.  Copies of opinions related to the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.

Terms of the Notes

The Notes were issued pursuant to the Indenture dated as of May 21, 2003 between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee (the “Trustee”), as previously supplemented and as further supplemented by a Sixth Supplemental Indenture entered into by the Company on August 19, 2016 (as supplemented, the “Indenture”).  The Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable semi-annually in arrears (i) on January 15 and July 15 of each year, beginning on January 15, 2017, for the 2027 Notes and (ii) on March 15 and September 15 of each year, beginning March 15, 2017, for the 2046 Notes. The stated maturity for the 2027 Notes is January 15, 2027 and for the 2046 Notes is September 15, 2046. The Notes are the unsecured senior obligations of the Company and will rank equally with all of our existing and future unsecured and unsubordinated indebtedness and senior to all of our existing and future subordinated indebtedness.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include among other things nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing with respect to a series of Notes, the Trustee or holders of at least 25% in principal amount outstanding of such series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of the outstanding Notes of such series to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Copies of the Sixth Supplemental Indenture and the forms of the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement.  The foregoing descriptions are qualified in their entirety by reference to the actual terms of the applicable exhibit attached hereto.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are being filed herewith:

Number	Exhibit

4.1	Sixth Supplemental Indenture dated as of August 19, 2016 between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee.
4.2	Form of 3.150% Notes due 2027 (included in Exhibit 4.1)
4.3	Form of 4.200% Notes due 2046 (included in Exhibit 4.1)
5.1	Opinion of Brian G. Iverson, Esq.
5.2	Opinion of Faegre Baker Daniels LLP
23.1	Consent of Brian G. Iverson, Esq. (included in Exhibit 5.1)
23.2	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

	By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and Chief Financial Officer

Date: August 19, 2016

Exhibit Index

Exhibit No.	Description

4.1	Sixth Supplemental Indenture dated as of August 19, 2016 between Black Hills Corporation and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee.
4.2	Form of 3.150% Notes due 2027 (included in Exhibit 4.1)
4.3	Form of 4.200% Notes due 2046 (included in Exhibit 4.1)
5.1	Opinion of Brian G. Iverson, Esq.
5.2	Opinion of Faegre Baker Daniels LLP
23.1	Consent of Brian G. Iverson, Esq. (included in Exhibit 5.1)
23.2	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.2)